                                                                    EXHIBIT 99.1

                             CMS ENERGY CORPORATION
                         Digest of Consolidated Earnings
                      (Millions, Except Per Share Amounts)


Three Months Ended June 30 (unaudited)                            2002            2001
--------------------------------------                            ----            ----
Operating Revenue                                             $    2,368       $    2,165

Consolidated Net Income (Loss)                                $      (75)      $       53

Reconciling Items:
      Asset Sales Gains (Losses)                                      21               (1)
      Discontinued Operations Income (Loss)                         (141)              19
      Restructuring Costs                                             (7)              --
      Extraordinary Item/Early Debt Retirement Expense                (7)              --
                                                              ----------       ----------
Operating Net Income After Reconciling Items                  $       59       $       35
                                                              ==========       ==========

Average Number of Common Shares Outstanding
     Basic                                                           135              132
     Diluted                                                         139              137

BASIC EARNINGS PER AVERAGE COMMON SHARE OF CMS ENERGY:

Earnings Per Share As Reported                                $     (.56)      $      .40

Reconciling Items:
      Asset Sales Gains (Losses)                                     .16             (.01)
      Discontinued Operations Income (Loss)                        (1.05)             .14
      Restructuring Costs                                           (.06)              --
      Extraordinary Item/Early Debt Retirement Expense              (.05)              --
                                                              ----------       ----------
Earnings Per Share After Reconciling Items                    $     0.44       $      .27
                                                              ==========       ==========

DILUTED EARNINGS PER AVERAGE COMMON SHARE OF CMS ENERGY:

Earnings Per Share As Reported                                $     (.56)      $      .40

Reconciling Items:
      Asset Sales Gains (Losses)                                     .16             (.01)
      Discontinued Operations Income (Loss)                        (1.05)             .14
      Restructuring Costs                                           (.06)              --
      Extraordinary Item/Early Debt Retirement Expense              (.05)              --
                                                              ----------       ----------
Earnings Per Share After Reconciling Items                    $      .44       $      .27
                                                              ==========       ==========

Dividends Declared Per Common Share                           $     .365       $     .365


In the opinion of Management, the above unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.

                             CMS ENERGY CORPORATION
                         Digest of Consolidated Earnings
                      (Millions, Except Per Share Amounts)


Six Months Ended June 30 (unaudited)                              2002          2001
------------------------------------                              ----          ----
Operating Revenue                                             $   4,834       $   4,973

Consolidated Net Income (Loss)                                $     314       $     162

Reconciling Items:
      Asset Sales Gains (Losses)                                     35              (1)
      Discontinued Operations Income (Loss)                         169              20
      Restructuring Costs                                            (7)             --
      Extraordinary Item/Early Debt Retirement Expense               (8)             --
     Goodwill Accounting Change (Note 1)                             (9)             --
                                                              ---------       ---------
Operating Net Income After Reconciling Items                 $      134       $     143
                                                              =========       =========

Average Number of Common Shares Outstanding
     Basic                                                          134             129
     Diluted                                                        138             133

BASIC EARNINGS PER AVERAGE COMMON SHARE OF CMS ENERGY:

Earnings Per Share As Reported                                $    2.34       $    1.27

Reconciling Items:
      Asset Sales Gains (Losses)                                    .26            (.01)
      Discontinued Operations Income (Loss)                        1.26             .15
      Restructuring Costs                                          (.06)             --
      Extraordinary Item/Early Debt Retirement Expense             (.06)             --
      Goodwill Accounting Change (Note 1)                          (.07)             --
                                                              ---------       ---------
Earnings Per Share After Reconciling Items                    $    1.01       $    1.13
                                                              =========       =========

DILUTED EARNINGS PER AVERAGE COMMON SHARE OF CMS ENERGY:

Earnings Per Share As Reported                                $    2.30    $       1.25

Reconciling Items:
      Asset Sales Gains (Losses)                                    .26            (.01)
      Discontinued Operations Income (Loss)                        1.22             .14
      Restructuring Costs                                          (.05)             --
      Extraordinary Item/Early Debt Retirement Expense             (.05)             --
     Goodwill Accounting Change (Note 1)                           (.07)             --
                                                              ---------       ---------
Earnings Per Share After Reconciling Items                    $     .99       $    1.12
                                                              =========       =========

Dividends Declared Per Common Share                           $     .73       $     .73


In the opinion of Management, the above unaudited amounts reflect all adjustments necessary to assure the fair presentation of the results of operations for the periods presented.

Note 1: Reflects the adoption of SFAS No 142 "Accounting for Goodwill and Other Intangible Assets" which required the writedown of goodwill at CMS MST related to its CMS Viron business, retroactive to January 1, 2002.